UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: September 4, 2007


                            TONGA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



      Colorado                       000-50619             84-1069035
-------------------------------   ----------------------  ----------------
(State or other jurisdiction of   (Commission File        IRS Employer
 incorporation)                   Number)                 Identification Number)


              2600 S. Shore Blvd, Suite 100, League City, TX 77573
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (281) 334-5161
                                 --------------
               Registrant's telephone number, including area code


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - SECURITIES AND TRADING MARKETS

Item 3.02 - Unregistered Sales of Equity Securities

On September 4, 2007, Tonga Capital Corporation closed its private placement selling 4,296,500 shares of its restricted common stock for an aggregate purchase price of $4,296,500. The shares had a purchase price of $1.00 per share. The sale of the shares was exempt from registration under the Securities Act of 1933, as amended (the "1933 Act") pursuant to Rule 506 and Section 4(2) of the 1933 Act and Regulation D promulgated thereunder.

The Company intends to use the funds raised in this private placement offering to support continuing operations of its subsidiary Momentum Biofuels, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        TONGA CAPITAL CORPORATION



                                        By:      /s/ Barent W. Cater
                                                 -------------------
                                                     Barent W. Cater, President
                                                     and Chief Executive Officer


Date: September 4, 2007